SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 11, 2002



                             Fidelity Bancorp, Inc.
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             (Exact name of Registrant as specified in its Charter)


        Pennsylvania                        0-22288           25-1705405
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(State or other jurisdiction             (SEC File No.)      (IRS Employer
of incorporation)                                         Identification Number)



1009 Perry Highway, Pittsburgh, Pennsylvania                   15237
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:       (412) 367-3300
                                                          --------------



                                 Not Applicable
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          (Former name or former address, if changed since last Report)

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                             FIDELITY BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5. and Item 7.   Other Events and Financial Statements, Pro Forma Financial
-------------------   ----------------------------------------------------------
                      Information and Exhibits
                      ------------------------

Exhibit 99 -- Press Release dated December 11, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   Fidelity Bancorp, Inc.


Date:  December 11, 2002           By:  /s/Richard G. Spencer
                                        ----------------------------------------
                                            Richard G. Spencer
                                            President
                                            (Duly Authorized Representative)